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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report July 12, 2000


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

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
                        California                                                  94-2823865
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)
                   1951 Churn Creek Road
                      Redding, Bancorp                                                 96002
           (Address of principal executive offices)                                  (Zip Code)
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       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

    Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of
    1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]


   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. June 30, 2000 2,615,923


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Item 5. Other Events

Press release for the following (article attached):

Redding Bancorp announces opening of Roseville Banking Center.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              /s/ Linda J. Miles

                              By: Linda J. Miles
                              Executive Vice President & Chief Financial Officer


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